                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                  FORM 8 - K/A
                                AMENDMENT NO. 2

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):  JULY 18, 1997

                           MICRON ELECTRONICS, INC.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


           MINNESOTA                      0-17932            41-1404301
--------------------------------------------------------------------------------
(State or Other Jurisdiction)     (Commission File Number)   (IRS Employer
of Incorporation)                                            Identification No.)


         900 E. KARCHER ROAD, NAMPA, IDAHO                   83687
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         (Address of Principal Executive Offices)            (Zip Code)


                                 (208) 898-3434
--------------------------------------------------------------------------------
               (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

(a)  Financial Statements of Businesses Acquired.
     --------------------------------------------

     The consolidated financial statements as of December 31, 1996 and 1995 and for the two years in the period ended December 31, 1996 and the condensed consolidated financial statements as of June 30, 1997 and for the six months ended June 30, 1997 and 1996 of NetFRAME Systems Incorporated ("NetFRAME") are incorporated by reference herein from the financial statements of NetFRAME included in the definitive proxy statement of NetFRAME filed with the Securities and Exchange Commission on August 4, 1997 with respect to the Merger of NetFRAME with and into Payette Acquisition Corporation, a wholly-owned subsidiary of Micron Electronics, Inc. (the "Merger"), pursuant to which NetFRAME became a wholly-owned subsidiary of Micron Electronics, Inc. A copy of such financial statements is filed as Exhibit 99.01 hereto, and the index to such financial statements is set forth below.


                                                                   Page No. of
                                                                  -------------
                                                                  Exhibit 99.01
                                                                  -------------
Report of Ernst & Young LLP, Independent Auditors..................    F-2

Consolidated Balance Sheets as of December 31, 1996 and 1995.......    F-3

Consolidated Statements of Operations for each of the three
 fiscal years in the period ended December 31, 1996................    F-4

Consolidated Statements of Cash Flows for each of the three
 fiscal years in the period ended December 31, 1996................    F-5

Consolidated Statement of Stockholders' Equity for each of the
 three fiscal years in the period ended December 31, 1996..........    F-6

Notes to the Consolidated Financial Statements.....................    F-7

Unaudited Condensed Consolidated Balance Sheet as of June 30, 1997.    F-17

Unaudited Condensed Consolidated Statements of Operations
 for the six month periods ended June 30, 1997 and 1996............    F-18

Unaudited Condensed Consolidated Statements of Cash Flows
 for the six month periods ended June 30, 1997 and 1996............    F-19

Notes to Unaudited Condensed Consolidated Financial Statements.....    F-20

(b)  Pro Forma Financial Information.
     --------------------------------

     The following is the pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K. For purposes of this Item, reference to the "Company" or "Micron" includes Micron Electronics, Inc. and its subsidiaries.

          UNAUDITED PRO FORMA COMBINED CONDENSED RESULTS OF OPERATIONS

     On July 18, 1997, the Company acquired an approximate 63% interest in NetFRAME, pursuant to a cash tender offer (the "Offer"). On August 28, 1997, the Company completed its acquisition of NetFRAME by acquiring the remaining outstanding shares of NetFRAME pursuant to the Merger. The purchase price for all outstanding shares of NetFRAME was $1 per share, net to the selling NetFRAME stockholders in cash. The purchase price aggregated $17.4 million including acquisition costs.

     The following unaudited pro forma combined condensed statement of operations (the "Pro Forma Statement of Operations") reflects the results of operations of the Company and NetFRAME for the year ended August 28, 1997 as if the Merger had occurred at the beginning of the Company's fiscal 1997, after giving effect to certain adjustments, including amortization of acquired technology, depreciation and related income tax effects. The pro forma adjustments exclude the effect of the nonrecurring charge of $3.9 million for purchased in-process research and development recorded by the Company in fiscal 1997 following the consummation of the Merger.

     Intercompany transactions have been eliminated in the Pro Forma Statement of Operations. No pro forma adjustments have been included herein which reflect the potential efficiencies which may be obtained by combining the Company's and NetFRAME's operations or costs of restructuring, integration or consolidation of their operations.

     The pro forma adjustments and assumptions described in the accompanying Notes to Unaudited Pro Forma Combined Condensed Statement of Operations are based on estimates, evaluations and other data currently available. The Pro Forma Statement of Operations is provided for illustrative purposes only and is not necessarily indicative of the combined results of operations that would have been reported had the closing of the Offer and the Merger occurred on August 30, 1996, nor does it represent a forecast of the combined future results of operations for any future period. These pro forma financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's annual report on Form 10-K for fiscal 1997 filed with the Securities and Exchange Commission on October 1, 1997 and the financial statements of NetFRAME incorporated by reference in this filing.

     A pro forma balance sheet is not required to be, and has not been, included herewith, as the Company's balance sheet for fiscal 1997 included in the Company's Form 10-K for fiscal 1997 filed with the Securities and Exchange Commission on October 1, 1997 reflects the Company's acquisition of NetFRAME.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                       NETFRAME
                                                       FOR THE
                                                        PERIOD
                                                         FROM
                                           MICRON      08/25/96
                                         YEAR ENDED    PRIOR TO    INTERCOMPANY        PRO FORMA        PRO FORMA
                                          08/28/97     07/18/97    ELIMINATIONS       ADJUSTMENTS        COMBINED
                                         ----------    --------    ------------       -----------       ----------
Net sales                                $1,955,783    $ 52,536     $(4,040)(A)        $       --       $2,004,279
Cost of goods sold                        1,618,037      44,236      (4,040)(A)               292 (B)    1,657,566
                                                                                             (959)(D)
                                         ----------    --------     -----------        ----------       ----------
      Gross margin                          337,748       8,300              --               667          346,713
Selling general and administrative          191,667      33,474              --               225 (C)      223,209
                                                                                           (2,157)(D)
Research and development                      9,621      15,019              --            (1,541)(D)       23,099
                                         ----------    --------     -----------        ----------       ----------
      Operating income                      136,458     (40,193)             --             4,140          100,405
Interest income, net                          7,896           6              --                --            7,902
                                         ----------    --------     -----------        ----------       ----------
Income before taxes                         144,354     (40,187)             --             4,140          108,307
Income tax provision                         57,092          --              --           (13,878)(E)       43,214
                                         ----------    --------     -----------        ----------       ----------
Net income                               $   87,262    $(40,187)    $        --        $   18,018       $   65,093
                                         ==========    ========     ===========        ==========       ==========
Weighted average shares outstanding          94,621                                                         94,621
                                         ==========                                                     ==========
Earnings per share                       $     0.92                                                          $0.69
                                         ==========                                                     ==========

    NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

     The Pro Forma Statement of Operations presents the pro forma combined condensed results of operations of the Company and NetFRAME for the Company's 1997 fiscal year as if the closing of the Offer and the Merger had occurred at the beginning of that period. NetFRAME's results of operations are consolidated with the Company's results of operations after July 18, 1997.


     The effect of a nonrecurring charge of $3.9 million for the write-off of purchased in-process research and development is not reflected as a pro forma adjustment in the Pro Forma Statement of Operations, but rather is included in the actual results of operations for the Company in fiscal 1997 following consummation of the Merger.

The purchase price of NetFRAME follows (amounts in thousands):
        Purchase price of NetFRAME
         shares of common stock                  $14,142
        Acquisition costs                          3,289
                                                 -------
                                                 $17,431
                                                 -------

     The aggregate estimated fair values of the net assets of NetFRAME resulted in fair value in excess of the purchase price. The allocation of purchase price as of July 18, 1997 was as follows (amounts in thousands):



        Book value of net
         assets, excluding
         property, plant
         and equipment          $    38
        Property, plant and
         equipment                2,626
        Identified intangible
         assets:
           Current technologies     823
           Other                    635
        Deferred taxes            8,815
        In-process research
         and development          3,938
        Tax effect of pro
         forma adjustments          556
                                -------
                                $17,431
                                -------

     A. The Pro Forma Statement of Operations includes elimination of sales by the Company to NetFRAME of approximately $4,000,000 for contract manufacturing services and approximately $40,000 for PC systems.

     B. Pro forma adjustment of amortization expense of current technologies using the straight-line method over the estimated useful life of 30 months.

     C. Pro forma adjustment of amortization expense of other identified intagible assets using the straight-line method over the estimated useful life of 30 months.

     D. Pro forma adjustment expense based on the allocation of purchase price to the property, plant and equipment of NetFRAME using the straight-line method over the estimated useful life of 30 months.

     E. Pro forma adjustments for the benefit of income taxes for NetFRAME's operating losses from the beginning of the Company's 1997 fiscal year through July 18, 1997 and the tax effect of pro forma adjustments at a rate of 38.5%.

(c)  Exhibits.
     ---------

     The following exhibits are filed herewith:

2.01  Agreement and Plan of Merger dated as of June 10, 1997 by and among Micron
           Electronics, Inc., Payette Acquisition Corporation and NetFrame Systems Incorporated. Incorporated by reference to Exhibit c(1) to the Registrant's Schedule 14D-1 and Schedule 13D (Commission File No. 0-17932) initially filed on June 16, 1997.

23.01  Consent of Ernst & Young LLP, independent auditors.

99.01  Consolidated Financial Statements of NetFRAME Systems Incorporated as of
           December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and unaudited Condensed Consolidated Financial Statements of NetFRAME Systems Incorporated as of June 30, 1997 and for the six month periods ended June 30, 1997 and 1996 as included in the definitive proxy statement of NetFRAME Systems Incorporated filed with the Securities and Exchange Commission on August 4, 1997.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MICRON ELECTRONICS, INC.





Date:  October 1, 1997           By /s/ T. Erik Oaas
                                    ----------------
                                    T. Erik Oaas
                                    Chief Financial Officer

                               INDEX TO EXHIBITS


Exhibit
Number                      Description of Exhibit
-------                     ----------------------

   2.01 Agreement and Plan of Merger dated as of June 10, 1997 by and among Micron Electronics, Inc., Payette Acquisition Corporation and NetFrame Systems Incorporated. Incorporated by reference to Exhibit c(1) to the Registrant's Schedule 14D-1 and Schedule 13D (Commission File No. 0-17932) initially filed on June 16, 1997 and as thereafter amended.

  23.01   Consent of Ernst & Young LLP, independent accountants.

  99.01 Consolidated Financial Statements of NetFRAME Systems Incorporated as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and unaudited Condensed Consolidated Financial Statements of NetFRAME Systems Incorporated as of June 30, 1997 and for the six month periods ended June 30, 1997 and 1996 as included in the definitive proxy statement of NetFRAME Systems Incorporated filed with the Securities and Exchange Commission on August 4, 1997.